                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                             TO SECTION 13 OR 15(d)
                                     OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 AUGUST 8, 2000
                Date of report (Date of earliest event reported)

                                VISTA GOLD CORP.
             (Exact Name of Registrant as Specified in Its Charter)

                             YUKON TERRITORY, CANADA
                 (State or Other Jurisdiction of Incorporation)

                 1-9025                                NOT APPLICABLE.
        (Commission File Number)             (IRS Employer Identification No.)

     7961 SHAFFER PARKWAY, SUITE 5                          80127
           LITTLETON, CO
(Address of Principal Executive Offices)                  (Zip Code)

                                 (720) 981-1185
              (Registrant's Telephone Number, Including Area Code)

                           370 17TH STREET, SUITE 3000
                                DENVER, CO 80202
                                 (303) 629-2450
          (Former Name or Former Address, if Changed Since Last Report)

                                VISTA GOLD CORP.

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         PRESS RELEASE DATED AUGUST 8, 2000 VISTA GOLD CORP. ANNOUNCES SECOND QUARTER 2000 RESULTS AND CHANGE OF ADDRESS

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)   Financial statements of businesses acquired:

               Not applicable.

         (b)   PRO FORMA financial information:

               Not applicable.

         (c)   Exhibits

               PRESS RELEASE DATED AUGUST 8, 2000 VISTA GOLD CORP. ANNOUNCES SECOND QUARTER 2000 RESULTS

               CHANGE OF ADDRESS

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

         Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         VISTA GOLD CORP.
                                         (Registrant)

Date: August 8, 2000                     By: /s/ ROGER L. SMITH
                                             ------------------
                                         Roger L. Smith
                                         Vice President Finance

                                  EXHIBIT INDEX

                        EXHIBIT NO.                           PAGE NO.
                        -----------                           --------
20.1  Press release dated August 8, 2000 Vista Gold Corp.        5
      Announces Second Quarter 2000 Results.

20.2  Change of Address                                          7
